UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 2, 2009

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2009, Financial Institutions, Inc. (the "Company") and its wholly owned subsidiary, Five Star Bank (the "Bank") announced the appointment of Mr. Karl Krebs, age 53, as Executive Vice President, Chief Financial Officer ("CFO") and Principal Accounting Officer ("PAO") effective October 1, 2009.

Mr. Krebs returns to the Company after serving as a Senior Financial Specialist at West Valley Environmental Services, LLC during 2009 and President of Robar General Funding Corp. from 2006 to 2008. Mr. Krebs was previously employed by the Company and Bank as a senior financial officer from 2004 to 2006. He was Executive Vice President and Chief Financial and Operations Officer at the Company's largest subsidiary prior to consolidation in 2005 and Senior Vice President and Line-of-Business Finance Director subsequent to consolidation.

Pursuant to an employment offer letter between the Company, the Bank and Mr. Krebs (the "Offer Letter"), Mr. Krebs will be employed at-will at an annualized base salary of $170,000, receive a restricted stock grant with a value of $20,000 as of October 1 and, beginning January 1, 2010, be eligible to participate in the Company's cash bonus and equity incentive compensation plans, subject to the regulations applicable to participants in the U.S. Treasury's Troubled Asset Relief Program. Mr. Krebs is also eligible to participate in all of the employee benefit plans and benefits, including retirement plans, health care benefits and paid time off, available to other senior officers of the Company and Bank. The Offer Letter is attached as Exhibit 10.1 to this Form 8-K.

Mr. Krebs will be succeeding Mr. Ronald Miller, who is retiring as CFO and PAO effective October 1, 2009 as part of the Company's management succession plan. As previously announced, Mr. Miller will be formally retiring from employment in early 2010. In the interim, he will continue to serve as Executive Vice President and Secretary and will be assisting with the transition and special projects.

Also attached as Exhibit 99.1 to this Form 8-K is the Company's press release announcing these actions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Employment Offer Letter between Financial Instutions, Inc.\Five Star Bank and Mr. Karl Krebs

99.1 Press Release dated September 2, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

September 2, 2009	By:	Peter G. Humphrey

Name: Peter G. Humphrey
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Offer Letter between FII\FSB and K. Krebs
99.1	Press Release dated September 2, 2009